SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 27, 2003

VINTAGE PETROLEUM, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10578	73-1182669
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

110 West Seventh Street, Tulsa, Oklahoma 74119
(Address of principal executive offices) (Zip Code)

(918) 592-0101
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Item 5.	Other Events.

A copy of the Registrant’s press release dated January 27, 2003, is attached as an exhibit hereto and incorporated herein by reference.

Item 7.	Financial Statements and Exhibits.

(c) Exhibits.

99 Press release dated January 27, 2003, issued by the Registrant.

.
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VINTAGE PETROLEUM, INC.

Date: January 28, 2003	By:	/s/ Michael F. Meimerstorf
Michael F. Meimerstorf Vice President and Controller

Exhibit Index

Exhibit Number	Description

99	Press release dated January 27, 2003, issued by the Registrant.